FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT, dated as of March 26, 2020 (this "Amendment"), which amends that certain Note Purchase Agreement, dated as of March 12, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Note Purchase Agreement"), by and among Rekor Systems, Inc. (f/k/a Novume Solutions, Inc.) (the "Borrower"), the financial institutions or other entities from time to time party thereto, each as a "Purchaser") and U.S. Bank National Association, as paying agent and collateral agent (in such capacity, the "Agent").

WHEREAS, the Credit Parties have requested that the Purchasers amend certain terms and conditions of the Note Purchase Agreement; and

WHEREAS, the Purchasers are willing to amend such terms and conditions of the Note Purchase Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Definitions. All terms used herein that are defined in the Note Purchase Agreement and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement.

2. Amendments. Pursuant to Section 12.5 of the Note Purchase Agreement, and subject to and in accordance with the terms and conditions set forth herein, including without limitation the conditions precedent set forth in Section 4 hereof, the Note Purchase Agreement is hereby amended as follows:

(a) Annex A of the Note Purchase Agreement is hereby amended by deleting the definition of "Maturity Date" and inserting the following in lieu thereof:

> "**Maturity Date**" means the earlier of (a) June 12, 2021, or (b) such earlier date that the Notes become due and payable pursuant to Section 8.2.

3. Representations and Warranties. To induce Agent and Purchasers to enter into this Amendment, the Borrower and each other Credit Party hereby represents and warrants to Agent and each Purchaser that as of the date hereof, after giving effect to this Amendment:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Article 3 of the Note Purchase Agreement and in each other Financing Document, made by or on behalf of the Credit Parties to any Purchaser pursuant to the Note Purchase Agreement or any other Financing Document on or immediately prior to the First Amendment Effective Date (as defined below) are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct on and as of such earlier date in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to "materiality" or "Material

Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date (as defined below) or would result from this Amendment becoming effective in accordance with its terms.

(b) Authorization, Etc. The execution and delivery by each Credit Party of this Amendment and each other Financing Document to which it is or will be a party, and the performance by it of the Note Purchase Agreement, as amended hereby, (i) are within the power and authority of such Credit Party and have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Organizational Documents, (B) any applicable material applicable Law or (C) any material contract binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien upon or with respect to any of its properties, (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except, in the case of clauses (ii)(B), (ii)(C) and (iv), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect.

(c) Enforceability of Financing Documents. This Amendment is, and each other Financing Document to which any Credit Party is or will be a party, when delivered hereunder, will be, a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

4. Conditions to Effectiveness. This Amendment shall become effective only upon satisfaction in full, in a manner reasonably satisfactory to the Agent and Purchasers, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being hereinafter referred to as the "First Amendment Effective Date"):

(a) Payment of Fees, Etc. The Issuers shall have paid on or before the First Amendment Effective Date (i) all fees, costs, expenses and taxes then due and payable, if any, pursuant to Section 9.1 or 12.5 of the Note Purchase Agreement, and (ii) a non-refundable additional closing fee (the "First Amendment Closing Fee"), in immediately available funds, equal to 0.5% of the outstanding original principal balance of the Notes, which First Amendment Closing Fee shall be paid to each Purchaser pro rata.

(b) Delivery of Documents. The Borrower and each of the Credit Parties shall have executed and delivered, or caused to be executed and delivered, and Agent shall have received a duly executed copy of this Amendment by each Borrower, each other Credit Party, Agent and Purchasers, and all such items shall be in form and substance reasonably satisfactory to Agent;

(c) Material Adverse Effect. As of the Frist Amendment Effective Date, there shall not have occurred any change, effect, event, occurrence, state of facts, circumstances, condition or development that has had or would reasonably be expected to have a Material Adverse Effect.

(d) Event of Default. No Default or Event of Default shall have occurred and be continuing after giving effect to this Amendment.

5. Continued Effectiveness of the Note Purchase Agreement and Other Financing Documents. Each Credit Party hereby (a) acknowledges and consents to this Amendment, and (b) confirms and agrees that the Note Purchase Agreement and each other Financing Document to which

it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the First Amendment Effective Date, all references in any such Financing Document to "the Note Purchase Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Note Purchase Agreement shall mean the Note Purchase Agreement as amended by this Amendment. This Amendment does not and shall not affect any of the obligations of the Credit Parties, other than as expressly provided herein, including, without limitation, the Credit Parties' obligations to repay the Notes in accordance with the terms of Note Purchase Agreement or the obligations of the Credit Parties under any Financing Document to which they are a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser under the Note Purchase Agreement or any other Financing Document nor constitute a waiver of any provision of the Note Purchase Agreement or any other Financing Document.

6. No Novation. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Note Purchase Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby.

7. Release. Each Credit Party hereby acknowledges and agrees that: (a) neither it nor any of its Subsidiaries has any claim or cause of action against any Purchaser (or any of the directors, officers, employees, agents, attorneys or consultants of any of the foregoing) and (b) the Purchasers have heretofore properly performed and satisfied in a timely manner all of their obligations to the Credit Parties, and all of their Subsidiaries and Affiliates. Notwithstanding the foregoing, the Purchasers wish (and the Credit Parties agree) to eliminate any possibility that any past conditions, acts, omissions, events or circumstances would impair or otherwise adversely affect any of their rights, interests, security and/or remedies. Accordingly, for and in consideration of the agreements contained in this Amendment and other good and valuable consideration, each Credit Party (for itself and its Subsidiaries and Affiliates and the successors, assigns, heirs and representatives of each of the foregoing) (collectively, the "Releasors") does hereby fully, finally, unconditionally and irrevocably release, waive and forever discharge the Purchasers, together with their respective Affiliates, successor and assigns, and each of the directors, officers, employees, agents, attorneys and consultants of each of the foregoing (collectively, the "Released Parties"), from any and all debts, claims, allegations, obligations, damages, costs, attorneys' fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Releasor has heretofore had or now or hereafter can, shall or may have against any Released Party by reason of any act, omission or thing whatsoever done or omitted to be done, in each case, on or prior to the First Amendment Effective Date directly arising out of, connected with or related to this Amendment, the Note Purchase Agreement or any other Financing Document, or any act, event or transaction related or attendant thereto, or the agreements of any Purchaser contained therein, or the possession, use, operation or control of any of the assets of any Credit Party, or the purchase of any Notes or other advances or the management of such Notes or other advances.

8. Miscellaneous.

(a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be equally effective as delivery of an original executed counterpart of this Amendment.

(b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

(d) Each Credit Party hereby acknowledges and agrees that this Amendment constitutes a "Financing Document" under the Note Purchase Agreement. Accordingly, it shall be an Event of Default under the Note Purchase Agreement if (i) any representation or warranty made by any Credit Party under or in connection with this Amendment shall have been incorrect in any respect when made or deemed made, or (ii) any Credit Party shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(e) Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

Borrower:

REKOR SYSTEMS, INC. (f/k/a Novume Solutions, Inc.)

By: /s/ Robert Berman
Name: Robert Berman
Title: CEO

Credit Parties:

REKOR RECOGNITION SYSTEMS, INC., a Delaware corporation

By: /s/ Robert Berman
Name: Robert Berman
Title: President

KEYSTONE SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

AOC KEY SOLUTIONS, INC., a Delaware corporation

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

GLOBAL TECHNICAL SERVICES, INC., a Texas limited liability company

By: /s/ Scott Kostelecky
Name: Scott Kostelecky
Title: President

OPENALPR SOFTWARE SOLUTIONS, LLC, a Delaware limited liability Company

By: /s/ Rod Hillman
Name: Rod Hillman
Title: COO

FIRESTORM HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

FIRESTORM SOLUTIONS, LLC, a Delaware limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

FIRESTORM FRANCHISING, LLC, a Georgia limited liability company

By: /s/ Riaz Latifullah
Name: Riaz Latifullah
Title: Secretary

Purchasers:

CEDARVIEW OPPORTUNITIES MASTER FUND, L.P.

By: /s/ Burton Weinstein
Name: Burton Weinstein
Title: Managing Partner

DOOLEY FAMILY INVESTMENTS, LLC

By: /s/ Margaret San Fillipo
Name: Margaret San Fillipo
Title: Authorized Signatory

DOOLEY FAMILY INTER VIVOS TRUST

By: /s/ Patrick Dooley
Name: Patrick Dooley
Title: Authorized Signatory

CLOSEDRPLA HOLDINGS, INC. F/K/A OPENAPLR TECHNOLOGY, INC.

By: /s/ Matthew Hill
Name: Matthew Hill
Title: Principal

ALLEN WIESENFELD

/s/ Allen Wiesenfeld

STEPHEN SANDER

/s/ Stephen Sander

ROBERT KOPPEL

/s/ Robert Koppel

TIMOTHY J. SULLIVAN

/s/ Timothy J. Sullivan

TYLER E. THORS

/s/ Tyler E. Thors

HF PARTNERS LLC

By: /s/ Andrew Herenstein
Name: Andrew Herenstein
Title: Managing Member

HIRT 2006 FAMILY TRUST

By: /s/ Lance Hirt
Name: Lance Hirt
Title: Authorized Signatory

MAJEK INVESTMENTS LLC

By: /s/ Richard Stadtmauer
Name: Richard Stadtmauer
Title: Managing Partner

BERNIE MERMELSTEIN

/s/ Bernie Mermelstein

GOLD FAMILY 2013 TRUST

By: /s/ Ron Gold
Name: Ron Gold
Title: Authorized Signatory

DAVID SELTZER

/s/ David Seltzer

BARRY SKYLAR

/s/ Barry Skylar

ELIYAHU KALATSKY

/s/ Eliyahu Kalatsky

A-6684 HOLDINGS

By: /s/ Penina Rappaport
Name: Penina Rappaport
Title: Director

GOLDEN MOUNTAIN VENTURES FUND, L.P. - SERIES F

By: HSS PARTNERS LLC, its general partner

By: /s/ Steven Margulies
Name: Steven Margulies
Title: Manager

GLENN REICIN

/s/ Glenn Reicin

DAVID WEINSTEIN

/s/ David Weinstein

RUBIN BROS. LLC

By: /s/ Alan Rubin
Name: Alan Rubin
Title: Authorized Signatory

BURTON WEINSTEIN

/s/ Burton Weinstein

MICHAEL KOOK

/s/ Michael Kook

JONATHAN LEIFER

/s/ Jonathan Leifer

SM ISRAGROUP LLC

By: /s/ Shalom Maidenbaum
Name: Shalom Maidenbaum
Title: Managing Member

LEAH RAPAPORT

/s/ Leah Rapaport

LEIFER 1999 FAMILY TRUST

By: /s/ Murray Leifer
Name: Murray Leifer
Title: Trustee

MJS FAMILY TRUST

By: /s/ Marla Schachter
Name: Marla Schachter
Title: Authorized Signatory

RETIREMENT PLAN FOR EMPLOYEES OF US EPPERSON UNDERWRITING CO

By: /s/ Leon Wagner
Name: Leon Wagner
Title: Authorized Signatory

MERCER INVESTORS LLC

By: /s/ Ezra Birnbaum
Name: Ezra Birnbaum
Title: Member

FROHLICH FINANCIAL

By: /s/ Marc Frohlich
Name: Marc Frohlich
Title: Principal

K. DAVID ISSACS

/s/ K. David Issacs

DEBBIE NEUKRUG-BERMAN

/s/ Debbie Neukrug-Berman

SHARKTANK LLC

By: /s/ Morris Berger
Name: Morris Berger
Title: Authorized Signatory

PHILIP BARATZ

/s/ Philip Baratz

JORDAN SUDBERG

/s/ Jordan Sudberg

JOSH GOTTLIEB

/s/ Josh Gottlieb